Execution Copy



                          AMENDMENT, CONSENT AND WAIVER
                                       TO
                    SUBORDINATED NOTE RESTRUCTURING AGREEMENT



          Amendment, Consent and Waiver (this "Amendment"), dated as of March 29, 2002, to the Subordinated Note Restructuring Agreement, dated as of December 28, 2000 (as amended to the date hereof, the "Restructuring Agreement"), among Boots & Coots International Well Control Inc., a Delaware corporation, (the "Company") and The Prudential Insurance Company of America ("Prudential"). Capitalized terms used herein but not defined herein are used as defined in the Restructuring Agreement.

                              W i t n e s s e t h:

          Whereas, the Company and Prudential are party to the Restructuring Agreement pursuant to which Prudential agreed to cancel and terminate certain 11.28% Notes and the Warrant in consideration for the Company's fulfillment of its obligations set forth in the Restructuring Agreement and the issuance by the Company of Replacement Notes, the Replacement Warrant, the New Warrant, and the Preferred Stock;

          Whereas, the Company has notified Prudential that the Company may not be in compliance with certain financial covenants under Sections 7.1(a) and 7.1(b) of the Restructuring Agreement (collectively, the "Specified Covenants") for the twelve month period ended March 31, 2002 (the "Specified Period"), which would constitute Events of Default pursuant to Section 8.1(xviii) of the Restructuring Agreement if not waived or deemed cured as provided therein (such Events of Default, the "Prospective Events of Default");

          Whereas, the Company entered into an Account Transfer and Purchase Agreement dated as of June 18, 2001 with KBK Financial, Inc. ("KBK") under which KBK financed certain of the Company's accounts receivables and the Company granted to KBK a security interest in certain of the Company's assets, in breach of Sections 7.3 (a) and 7.3(b) of the Restructuring Agreement;

          Whereas, the Company has requested that Prudential (a) waive the Prospective Events of Default and compliance with the Specified Covenants for the Specified Period, effective as of the date hereof and (b) amend Sections 1.2, 7.3(a), 7.3(b) and 11 of the Restructuring Agreement as set forth herein; and

          Whereas, Prudential agrees, subject to the limitations and conditions set forth herein, to (a) waive the Prospective Events of Default and compliance with the Specified Covenants for the Specified Period and (b) amend the Restructuring Agreement as set forth herein.

          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     SECTION  1.     CONSENT  AND  WAIVER

          (a) Effective as of the date hereof, subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Continued Effectiveness of this Amendment) hereof, Prudential hereby waives the following:


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               (i)  the  Prospective  Events of Default; provided, however, that the waiver set forth in this clause (i) shall not excuse any failure to comply after the date hereof with the Restructuring Agreement as amended hereby; and

               (ii) compliance for the Specified Period with the Specified Covenants.

     SECTION  2.     AMENDMENTS  TO  THE  RESTRUCTURING  AGREEMENT

     The Restructuring Agreement is, effective as of the date hereof and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Continued Effectiveness of this Amendment) hereof, hereby amended as follows:

          (a)  AMENDMENTS  TO  SECTION  1  (CASH  PAYMENTS)

               (i) Section 1.2 (Credit Facility Payment) of the Restructuring Agreement is hereby amended by inserting the following text at the end thereof:

          ";  provided,  that  if  the  Company  incurs  any  Indebtedness after
              --------
December 28, 2000 under the Existing Credit Facility, the Company shall pay a one-time $100,000 fee in immediately available funds (the "FEE") to you by wire transfer to the account specified above on the earlier to occur of May 15, 2002; or the closing of $1,500,000 in aggregate principal amount of such Indebtedness; and provided, further, that if the Company is required to pay the Fee and such
     --------   -------
Fee  is  paid to you, the Credit Facility Payment shall be reduced to $400,000."

          (b)  AMENDMENTS  TO  SECTION  7  (NEGATIVE  COVENANTS)

               (i) Section 7.3(a) (Liens) of the Restructuring Agreement is hereby amended by deleting the "and" at the end of clause (iv) thereof, replacing the period at the end of clause (v) thereof with the text "; and" and inserting a new clause (vi) at the end thereof to read in its entirety as follows:

          "(vi)  Liens relating to accounts sold pursuant to the KBK Agreement."

               (ii) Clause (ii) of Section 7.3(b) (Limitations on Indebtedness) of the Restructuring Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) Senior Debt owing pursuant to the New Senior Credit Facility or the Existing Senior Credit Facility; provided, that as a condition to (A) the
                                        --------
Company's execution and delivery of the New Senior Credit Facility $1,000,000 principal amount outstanding under the Existing Credit Facility shall be converted to Series H Stock and (B) the Company incurring additional Indebtedness after December 28, 2000 in excess of $1,500,000 in principal amount under the Existing Credit Facility, $250,000 principal amount outstanding under the Existing Credit Facility shall be converted to Series H Stock; and (C) the Company incurring additional Indebtedness after December 28, 2000 in excess of $2,000,000 principal amount under the Existing Credit Facility, an additional $750,000 principal amount outstanding under the Existing Credit Facility shall be converted to Series H Stock; and provided, further, that the principal amount
                                    --------  -------
of Indebtedness owing pursuant thereto shall not be in excess of $6,000,000, (which Senior Debt may be incurred whether or not the Company is in compliance with the tests pursuant to Section 7.1 up to and through September 30, 2001), and the senior guaranty obligations of the Company's Subsidiaries with respect thereto;"


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               (iii)  Section  7.3(b)  (Limitations  on  Indebtedness)  of  the
Restructuring Agreement is hereby amended by deleting the "and" at the end of clause (vi) thereof, replacing the period at the end of clause (vii) thereof with the text "; and" and inserting a new clause (viii) at the end thereof to read in its entirety as follows:

          "(viii) Indebtedness incurred pursuant to the KBK Agreement up to an aggregate outstanding principal amount of $5,000,000."

          (c)  AMENDMENTS  TO  SECTION  11  (DEFINITIONS)

          The following definitions are hereby inserted in Section 11.1 of the Restructuring Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

          "FEE"  shall  have  the  meaning  specified  in  Section  1.2.

          "KBK AGREEMENT" means the Account Transfer and Purchase Agreement dated as of June 18, 2001, between KBK Financial, Inc. and the Company.

     SECTION  3.     CONDITIONS TO THE CONTINUED EFFECTIVENESS OF THIS AMENDMENT

     This Amendment shall be effective as of the date hereof, provided that each of the following conditions shall have been satisfied by the Company on or before the date specified below (the "Termination Date") or duly waived by
Prudential:

          (a)  on  or  before  April  30,  2002;

               (i) Certain Documents. Prudential shall have received each of the following, each dated on or before the Termination Date (unless otherwise agreed by Prudential), in form and substance satisfactory to Prudential:

               (ii) this Amendment, duly executed by the Company and each domestic subsidiary of the Company, with the exception of ITS Supply Corporation, (collectively, the "Domestic Subsidiaries");

               (iii) a subordinated note in the aggregate principal amount of $67,627.07 from the Company, in form and substance acceptable to Prudential, for the payment of certain outstanding legal fees which the Company is required to pay to Prudential pursuant to the Restructuring Agreement;

               (iv) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of each officer of the Company who has been authorized to execute and deliver this Amendment or other document required hereunder to be executed and delivered by or on behalf of the Company; and

               (v) such additional documentation as Prudential may reasonably require and;


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          (b)  on  or  before  the  earlier  of  May 15, 2002, or the closing of additional Indebtedness after December 28, 2000, in aggregate principal amount of $1,500,000 under the Existing Credit Facility, Prudential shall have received the amount of $18,333 payable by wire transfer to Prudential in immediately available funds for the reimbursement of certain fees and expenses incurred by Prudential in connection with the Restructuring Agreement

          (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to Prudential;

          (d) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Termination Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

          (e) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Termination Date;

          (f) No Litigation. No litigation shall have been commenced against any Transaction Party, either on the date hereof or the Termination Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Amendment or the Restructuring Agreement or any Note Document, in either case as amended hereby; and

          (g)  Fees  and  Expenses  Paid.  The  Company  shall  have  paid  all
Obligations due, after giving effect to this Amendment, on or before the Termination Date.

     SECTION  4.     REPRESENTATIONS  AND  WARRANTIES

     On and as of the date hereof, after giving effect to this Amendment, the Company hereby represents and warrants to Prudential as follows:

          (a) this Amendment has been duly authorized, executed and delivered by the Company and each Domestic Subsidiary of the Company and constitutes a legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms and the Restructuring Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms;

          (b) each of the representations and warranties contained in Article IX (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references

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therein  to  the  "Agreement"  shall  be  deemed  to  refer to the Restructuring
Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

          (d) no litigation has been commenced against any Transaction Party seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Amendment, the Restructuring Agreement or any Note Document, in each case as amended hereby (if applicable).

     SECTION  5.     RELEASE

     In further consideration for Prudential's execution of this Agreement, the Company and each other Transaction Party hereby release Prudential and its respective Affiliates, officers, employees, directors, agents and advisors (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Transaction Parties may have against any Releasee and that arise from or relate to the Obligations, any Note Document or any document, dealing or other matter in connection with any of the Note Documents, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising
(a) on or prior to the date hereof or the Termination Date or (b) out of, or relating to, actions, dealings or other matters occurring on or prior the date hereof or the Termination Date (including, without limitation, any actions or inactions of any Releasee prior to the date hereof or the Termination Date).

     SECTION  6.     REFERENCE  TO  THE  EFFECT  ON  THE  NOTE  DOCUMENTS

          (a) As of the date hereof, each reference in the Restructuring Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Note Documents to the Restructuring Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Restructuring Agreement as amended hereby, and this Amendment and the Restructuring Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Restructuring Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.

          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Restructuring Agreement and all other Note Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential under any of the Note Documents, nor constitute a waiver or amendment of any other provision of any of the Note Documents or for any purpose except as expressly set forth herein.

          (d)  This  Amendment  is  a  Note  Document.

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     SECTION  7.     CONSENT  OF  DOMESTIC  SUBSIDIARIES

          Each Domestic Subsidiary of the Company hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Note Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     SECTION  8.     EXECUTION  IN  COUNTERPARTS

          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION  9.     GOVERNING  LAW

          This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     SECTION  10.     SECTION  TITLES

          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Note Document immediately followed by a reference in parenthesis to the title of the section of such Note Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Note Document is followed immediately by a reference in parenthesis to the title of a section of any Note Document, the title reference shall govern in case of direct conflict absent manifest error.

     SECTION  11.     NOTICES

          All communications and notices hereunder shall be given as provided in the Restructuring Agreement or, as the case may be, the Subordinated Guaranty Agreement.

     SECTION  12.     SEVERABILITY

          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     SECTION  13.     SUCCESSORS

     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION  14.     WAIVER  OF  JURY  TRIAL

     Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Note Document.





                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, effective as of the date first written above.

                                 Boots & Coots International Well Control, Inc.,


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 The Prudential Insurance Company of America,


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:



Acknowledged  and  Agreed  to  effective  the  29th  day
of  March  2002  by:

Domestic  Subsidiaries:

Abasco,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Boots  &  Coots  Special  Services,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Elmagco,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Hell  Fighters,  Inc.

By:
   -----------------------------------
   Name:
   Title:


  [Signature Page to amendment, Consent and Waiver to Restructuring Agreement]

IWC  Engineering,  Inc.

By:
   -----------------------------------
   Name:
   Title:

IWC  Services,  Inc.

By:
   -----------------------------------
   Name:
   Title:


  [Signature Page to amendment, Consent and Waiver to Restructuring Agreement]


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